UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02280)

Exact name of registrant as specified in charter:	Putnam Convertible Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
**PCONX**

# Putnam Convertible Securities Fund

## Semiannual report 4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

10 CENTS
THREE CENTS
4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Convertible
Securities Fund

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Convertible securities prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific company or industry, changing market perceptions of the risk of default, and changes in government intervention in the financial markets. These factors may also lead to increased volatility and reduced liquidity in the markets for convertible securities. These risks are generally greater for convertible securities issued by small and/or midsize companies. Convertible securities’ prices may be adversely affected by underlying common stock price changes. While convertible securities tend to provide higher yields than common stocks, the higher yield may not protect against the risk of loss or mitigate any loss associated with a convertible security’s price decline. Convertible securities are subject to credit risk, which is the risk that an issuer of the fund’s investments may default on payment of interest or principal. Credit risk is greater for below-investment-grade convertible securities. Convertible securities may be less sensitive to interest-rate changes than non-convertible bonds because of their structural features (e.g., convertibility, “put” features). Interest-rate risk is generally greater, however, for longer-term bonds and convertible securities whose underlying stock price has fallen significantly below the conversion price. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

The differences between bonds and stocks seem fairly clear-cut. Stocks provide an ownership stake in a company; bonds provide a claim on the interest paid by a company or other entity on its debt. The value of stocks rises and falls with factors such as investor sentiment, company news, and economic conditions; bonds are issued by a government, agency, company, or public utility that typically promises to pay the bearer a fixed rate of interest at specified intervals and to return a set amount of money at a specified end date (the maturity date). A bond's yield and its price are often influenced by interest-rate levels and the issuer's credit quality.

A convertible security is a hybrid of a stock and a bond. Like a bond, it offers a set rate of interest, but unlike a bond, it has a built-in option that, under certain circumstances, allows the investor to exchange (or convert) the security for a fixed number of shares of stock. This feature offers the potential for capital appreciation, since the preset conversion price does not change as the underlying stock price increases or decreases.

Convertibles are issued by companies and can offer greater returns than high-quality bonds — but they also carry greater risk potential, such as the risk of default or periodic illiquidity. Issuers range from large, well-known S&P 500 corporations and small, rapidly growing companies to companies in cyclically depressed industries.

Investing successfully in convertible securities requires intensive research and analysis. The fund's managers are supported by analysts who conduct rigorous fundamental research, seeking to determine the true worth of the issuing company's business. The managers then construct a portfolio that they believe offers the best return potential while being mindful of risk.

The "busted" convertible

One kind of security in which your fund may invest is the "busted" convertible. "Busted" refers to a security whose underlying stock price has fallen significantly below the conversion price. It becomes much less sensitive to the volatility of the underlying stock and is more bond-like, responding to interest-rate changes. A busted convertible may pay a higher yield than other convertibles, but may also carry a higher level of risk. (Some companies in this situation may eventually default on their bonds.)

The objective of buying a busted convertible is to take advantage of a company's eventual turnaround despite its present challenges. For example, a company undergoing management turmoil may draw negative investor reactions, causing its stock price to tumble. However, if intensive research determines that the management crisis is likely to be resolved, the fund managers could buy the security at a steep discount. The goal is to sell the security at a higher price when the credit improves or when the stock revives, each of which cannot be guaranteed.

Putnam Convertible Securities Fund's holdings have spanned sectors and industries over time.

1972

Chase Manhattan
Consumer and corporate banking
Currently part of JPMorgan Chase

1985

Loral
Designer and manufacturer of satellites and satellite systems
Currently part of Loral Space and Communications

1994

Pennzoil
Producer of motor oil and car-care products
Currently part of Shell Oil Company

2001

King Pharmaceuticals
Developer and manufacturer of branded prescription pharmaceuticals

2008

Medtronic
Developer of medical devices that treat chronic diseases

2013

Novellus Systems
Supplier of products used to make semiconductors

Identified holdings were held during the indicated year; they will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 18–24.

2 Convertible Securities Fund

Convertible Securities Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Convertible Securities Fund

Interview with your fund’s portfolio managers

What was the market environment like for convertible securities during the six-month reporting period ended April 30, 2016?

Eric: During the early months of the reporting period, convertible securities struggled in response to a renewed slide in oil prices and China’s attempt to stabilize its currency and to manage its economic slowdown. With evidence of a resilient U.S. jobs market, the Federal Reserve took the widely expected first step on the path of gradual normalization of interest rates in December 2015. In January 2016, however, slower-than-forecasted U.S. wage growth and plunging commodity prices raised fears about disinflation and slowing growth globally — spurring questions about the Fed’s future rate policy. Consequently, investors flocked to safe-haven assets, such as gold and U.S. Treasuries, causing stocks and other credit-sensitive assets to sell off sharply. January proved to be the worst month for stocks since August 2015.

By mid-February, with stock indexes hitting multiyear lows, a handful of upbeat U.S. corporate earnings reports, speculation of a cap on oil production, and a belief that the markets were oversold contributed to a return of optimism to the markets, and risk assets rallied. At their March and April Federal Open Market Committee [FOMC] meetings, Fed officials acknowledged the weakness of the global economy, adding that they would remain patient and take a cautious approach to raising interest rates.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Convertible Securities Fund	5

As a result of the risk-off environment in the first part of the reporting period and other idiosyncratic risks related to the asset class, the BofA Merrill Lynch All U.S. Convertibles Index declined until February 11. From that date through the end of the reporting period on April 30, the index surged over 11%. However, the rally was not enough to erase earlier losses, particularly in the energy and utilities sectors. The asset class closed out the six-month reporting period down 2.88% — underperforming the Barclays U.S. Aggregate Bond Index [2.82%], the S&P 500 Index [0.43%], and the Russell 2000 Index [–1.90%], an index composed of small-cap stocks.

How did Putnam Convertible Securities Fund perform in this environment?

Rob: For the six-month reporting period ended April 30, 2016, the fund underperformed its benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, and its Lipper peer group.

Did convertible security prices track the equity market or the bond market more closely during the reporting period?

Eric: By the end of the reporting period, convertible securities were acting less equity-like, continuing a trend that we have been seeing since the beginning of 2015. By April 30, 2016, the equity- and bond-like characteristics of convertibles were quite balanced, providing investors with better risk-adjusted return potential, in our view. This development is reflected by delta, a measurement of the equity sensitivity of convertible securities, which continued to correct during the first four months of 2016. The delta of convertible securities in the BofA Merrill Lynch All U.S. Convertibles Index declined from 60 at the beginning of 2015 to 53 by April 30, suggesting a more balanced profile for investors by the end of the reporting period.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

6	Convertible Securities Fund

What holdings or strategies helped the fund’s performance relative to the benchmark during the reporting period?

Rob: At the sector level, an underweight position and security selection within the energy sector were the largest contributors to returns. Oil prices declined approximately 36% from the start of the reporting period to February 11, 2016, before rebounding significantly in anticipation of a meeting of major oil suppliers to freeze output. Oil ultimately ended the reporting period down roughly 9% after the proposed deal to freeze crude oil production failed to materialize. Security selection within health care also benefited performance, although these gains were slightly offset by an overweight exposure to the sector, which struggled in early 2016. Finally, an overweight allocation and security selection within consumer cyclicals augmented performance returns.

From an issuer perspective, the fund’s underweight exposure to commodity-sensitive holdings, such as SunEdison and Chesapeake Energy, were the top contributors to performance. Our decision to sell the poorly performing SunEdison early in the period was especially beneficial for performance. Investor sentiment declined in response to more project cancellations, increased liquidity concerns, and investigations by the Department of Justice and the Securities and Exchange Commission. Finally, an underweight position in the biotech firm, Incyte, added to performance gains. The release of negative data on one of its compounds, combined with market volatility felt throughout the biotech industry

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Convertible Securities Fund	7

as demonstrated by the –23% first-quarter return for the NASDAQ Biotechnology Index, weighed on the convertible security.

What strategies or holdings detracted most from the fund’s performance relative to the benchmark during the reporting period?

Eric: From a sector perspective, security selection in the technology sector weighed most on benchmark-relative performance. Our decision to underweight financials and basic materials also negatively impacted returns, as did security selection within these two sectors.

At the issuer level, an overweight exposure to the highly leveraged Stone Energy was the largest detractor on a relative basis. Given the prolonged weakness in commodity prices until mid-February, troubled companies, such as Stone Energy, were tapping into cash reserves available under their bank loan agreements to use for operation while they were still available. Investors generally see this strategy as maneuvering for a stronger negotiating position should energy prices not recover sufficiently and they have to file for bankruptcy. An overweight position in AMAG Pharmaceuticals detracted from results, as the firm lowered its 2015 sales estimate this past November and reported weaker earnings in February 2016. Finally, an overweight allocation to convertible bonds issued by Infinera, a manufacturer of high-capacity optical transmission equipment, negatively affected fund performance. The company sold off in response to an announcement by a competitor that forecasted weak revenue for the first quarter of 2016.

What is your outlook for convertible securities in the coming months?

Rob: When we consider how convertible securities may perform, we think it is more appropriate to focus on the performance of the specific stocks underlying these

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

8	Convertible Securities Fund

securities, rather than the broader stock market. We think this is important because the underlying stocks of the convertible securities universe comprise companies of all market capitalizations regardless of their growth or value prospects. On the other hand, the S&P 500 Index is constructed around a highly defined market capitalization, or in the case of the Russell 2000 Value or Growth Indexes, around a particular style of investing.

The underlying equities of convertible securities are currently trading at lower multiples of earnings and cash flow than the broader equity markets, suggesting that they have better growth prospects, in our opinion. This point is also supported by the fact that after steep declines in 2002, 2008, and 2011, the equities of convertible-issuing companies tended to perform well.

While the equity-like characteristics of convertibles have moderated somewhat, the current yields offered by these securities have increased. The yield for the BofA Merrill Lynch All U.S. Convertibles Index was 3.26% on April 30, 2016, which is currently more attractive than Treasury yields, while the convertibles’ underlying equities offer upside total return potential. Furthermore, convertible securities tend to have lower duration, or price sensitivity, to rising rates than other fixed-income assets.

Thus, barring any external shocks, such as a sudden spike in inflation or in global growth that would cause the Fed to become more hawkish, we believe the market environment could be positive for the convertible securities market.

Thank you, gentlemen, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from San Diego State University. He joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from the Booth School of Business at the University of Chicago and a B.S. from The Wharton School at the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

Convertible Securities Fund	9

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

10	Convertible Securities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class I, R, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Net	Before	After	Net	Net
	sales	sales	Before	After	Before	After	asset	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	charge	charge	value	value

Annual average
(life of fund)	9.54%	9.39%	9.33%	9.33%	8.71%	8.71%	9.65%	8.88%	8.79%	9.26%	9.65%

10 years	65.57	56.05	55.93	55.93	53.52	53.52	70.10	57.49	51.98	61.47	69.85
Annual average	5.17	4.55	4.54	4.54	4.38	4.38	5.46	4.65	4.27	4.91	5.44

5 years	21.96	14.95	17.47	15.49	17.49	17.49	23.71	18.98	14.82	20.44	23.52
Annual average	4.05	2.83	3.27	2.92	3.28	3.28	4.35	3.54	2.80	3.79	4.32

3 years	12.23	5.78	9.75	6.85	9.73	9.73	13.26	10.58	6.71	11.40	13.09
Annual average	3.92	1.89	3.15	2.23	3.14	3.14	4.24	3.41	2.19	3.66	4.18

1 year	–9.93	–15.11	–10.58	–14.82	–10.62	–11.46	–9.60	–10.38	–13.52	–10.17	–9.70

6 months	–4.19	–9.70	–4.54	–9.10	–4.56	–5.47	–3.99	–4.42	–7.77	–4.32	–4.07

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class I, R, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class I shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class I shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Convertible Securities Fund	11

Comparative index returns For periods ended 4/30/16

	BofA Merrill Lynch All	Lipper Convertible Securities
	U.S. Convertibles Index	Funds category average*

Annual average (life of fund)	—†	9.53%

10 years	79.46%	56.31
Annual average	6.02	4.48

5 years	34.88	20.57
Annual average	6.17	3.79

3 years	21.09	13.39
Annual average	6.59	4.24

1 year	–6.64	–7.17

6 months	–2.88	–2.92

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/16, there were 89, 81, 72, 59, 35, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the BofA Merrill Lynch All U.S. Convertibles Index, was introduced on 12/31/87, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class I	Class M		Class R	Class Y

Number	2		2	2	2	2		2	2

Income	$0.240		$0.160	$0.158	$0.285	$0.187		$0.214	$0.267

Capital gains

Long-term gains	0.845		0.845	0.845	0.845	0.845		0.845	0.845

Short-term gains	—		—	—	—	—		—	—

Total	$1.085		$1.005	$1.003	$1.130	$1.032		$1.059	$1.112

	Before	After	Net	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	value	charge	charge	value	value

10/31/15	$23.37	$24.80	$22.93	$23.11	$23.38	$23.14	$23.98	$23.28	$23.37

4/30/16	21.31	22.61	20.89	21.06	21.32	21.09	21.85	21.22	21.31

	Before	After	Net	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	value	charge	charge	value	value

Current dividend
rate[1]	2.25%	2.12%	1.55%	1.54%	2.66%	1.80%	1.74%	2.04%	2.50%

Current 30-day
SEC yield[2]	N/A	1.90	1.27	1.27	2.44	N/A	1.46	1.76	2.26

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Convertible Securities Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class I	Class M		Class R	Class Y
(inception dates)	(6/29/72)		(7/15/93)		(7/26/99)		(3/3/15)	(3/13/95)		(12/1/03)	(12/30/98)

	Before	After					Net	Before	After	Net	Net
	sales	sales	Before	After	Before	After	asset	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	value	charge	charge	value	value

Annual average
(life of fund)	9.53%	9.38%	9.33%	9.33%	8.71%	8.71%	9.64%	8.87%	8.78%	9.26%	9.64%

10 years	66.18	56.62	56.52	56.52	54.14	54.14	70.64	58.05	52.52	62.06	70.39
Annual average	5.21	4.59	4.58	4.58	4.42	4.42	5.49	4.68	4.31	4.95	5.47

5 years	23.23	16.14	18.65	16.65	18.71	18.71	24.99	20.17	15.97	21.70	24.80
Annual average	4.27	3.04	3.48	3.13	3.49	3.49	4.56	3.74	3.01	4.01	4.53

3 years	12.56	6.09	10.03	7.12	10.06	10.06	13.59	10.91	7.03	11.68	13.42
Annual average	4.02	1.99	3.24	2.32	3.25	3.25	4.34	3.51	2.29	3.75	4.29

1 year	–10.32	–15.47	–11.00	–15.22	–10.95	–11.80	–9.95	–10.76	–13.88	–10.55	–10.09

6 months	–1.64	–7.29	–1.99	–6.67	–1.98	–2.92	–1.35	–1.85	–5.28	–1.76	–1.47

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Total annual operating
expenses for the fiscal year
ended 10/31/15	1.06%	1.81%	1.81%	0.68%*	1.56%	1.31%	0.81%

Annualized expense ratio for
the six-month period ended
4/30/16	1.09%	1.84%	1.84%	0.69%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses have been annualized.

Convertible Securities Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid
per $1,000*†	$5.31	$8.94	$8.94	$3.36	$7.73	$6.52	$4.09

Ending value
(after expenses)	$958.10	$954.60	$954.40	$960.10	$955.80	$956.80	$959.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class I	Class M	Class R	Class Y

Expenses paid
per $1,000*†	$5.47	$9.22	$9.22	$3.47	$7.97	$6.72	$4.22

Ending value
(after expenses)	$1,019.44	$1,015.71	$1,015.71	$1,021.43	$1,016.96	$1,018.20	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Convertible Securities Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their

Convertible Securities Fund	15

differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

BofA Merrill Lynch All U.S. Convertibles Index is an unmanaged index of high-yield U.S. convertible securities.

NASDAQ Biotechnology Index is an unmanaged index made up of securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as either biotechnology or pharmaceuticals which also meet other eligibility criteria.

Russell 2000 Index is an unmanaged index of the smallest 2,000 securities in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Convertible Securities Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Convertible Securities Fund	17

The fund’s portfolio 4/30/16 (Unaudited)

CONVERTIBLE BONDS AND NOTES (68.3%)*	Principal amount	Value

Automotive (1.3%)
Navistar International Corp. cv. sr. unsec. sub. bonds
4 3/4s, 2019	$6,436,000	$4,328,210

Tesla Motors, Inc. cv. sr. unsec. sub. notes 1 1/4s, 2021	4,715,000	4,317,172

		8,645,382
Biotechnology (5.6%)
AMAG Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
2 1/2s, 2019	3,235,000	3,839,541

ARIAD Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
3 5/8s, 2019	5,400,000	5,565,375

BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
1 1/2s, 2020	5,714,000	6,928,225

Emergent BioSolutions, Inc. cv. sr. unsec. unsub. bonds
2 7/8s, 2021	3,135,000	4,281,234

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	1,258,000	5,356,564

Incyte Corp. cv. sr. unsec. notes 1 1/4s, 2020	1,345,000	2,126,781

Medicines Co. (The) cv. sr. unsec. notes 2 1/2s, 2022	3,220,000	3,932,425

Merrimack Pharmaceuticals, Inc. cv. sr. unsec. unsub. notes
4 1/2s, 2020	2,734,000	3,653,308

United Therapeutics Corp. cv. sr. unsec. notes 1s, 2016	905,000	1,985,344

		37,668,797
Broadcasting (1.3%)
Liberty Media Corp. cv. sr. unsec. bonds 1 3/8s, 2023	8,801,000	8,845,005

		8,845,005
Capital goods (0.9%)
Dycom Industries, Inc. 144A cv. sr. unsec. sub. notes
0 3/4s, 2021	6,010,000	6,175,275

		6,175,275
Commercial and consumer services (5.7%)
Ctrip.com International, Ltd. 144A cv. sr. unsec. notes 1.99s,
2025 (China)	3,536,000	3,944,850

Euronet Worldwide, Inc. cv. sr. unsec. bonds 1 1/2s, 2044	4,509,000	5,503,798

Huron Consulting Group, Inc. cv. sr. unsec. unsub. notes
1 1/4s, 2019	4,526,000	4,353,446

Macquarie Infrastructure Corp. cv. sr. unsec. sub. notes
2 7/8s, 2019	6,560,000	7,416,900

Priceline Group, Inc. (The) cv. sr. unsec. Bonds 0.9s, 2021	7,205,000	7,439,163

Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes 1s, 2018	6,896,000	10,219,010

		38,877,167
Communications equipment (0.7%)
Ciena Corp. 144A cv. sr. unsec. notes 3 3/4s, 2018	3,249,000	3,647,003

Novatel Wireless, Inc. 144A cv. sr. unsec. unsub. notes
5 1/2s, 2020	2,166,000	1,296,893

		4,943,896
Computers (7.1%)
Akamai Technologies, Inc. cv. sr. unsec. bonds zero %, 2019	4,239,000	4,093,284

Avid Technology, Inc. 144A cv. sr. unsec. notes 2s, 2020	5,874,000	3,641,880

Brocade Communications Systems, Inc. cv. company guaranty
sr. unsec. notes 1 3/8s, 2020	6,630,000	6,418,669

Citrix Systems, Inc. cv. sr. unsec. notes 0 1/2s, 2019	9,175,000	10,362,016

Electronics For Imaging, Inc. cv. sr. unsec. unsub. bonds
0 3/4s, 2019	6,880,000	7,047,700

18	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.3%)* cont.	Principal amount	Value

Computers cont.
Infinera Corp. 144A cv. sr. unsec. unsub. bonds 1 3/4s, 2018	$3,552,000	$4,124,760

Spansion, LLC company guaranty cv. sr. unsec. bonds 2s, 2020	1,330,000	2,335,813

Synchronoss Technologies, Inc. cv. sr. unsec. notes 0 3/4s, 2019	4,582,000	4,455,995

Verint Systems, Inc. cv. sr. unsec. notes 1 1/2s, 2021	6,329,000	5,688,189

		48,168,306
Conglomerates (1.1%)
Siemens Financieringsmaatschappij NV cv. company guaranty
sr. unsec. bonds 1.65s, 2019 (Netherlands)	6,750,000	7,283,250

		7,283,250
Construction (0.7%)
Cemex SAB de CV cv. unsec. sub. notes 3 3/4s, 2018 (Mexico)	4,340,000	4,768,575

		4,768,575
Consumer (0.9%)
Jarden Corp. cv. company guaranty sr. unsec. sub. bonds
1 1/8s, 2034	4,534,000	5,909,525

		5,909,525
Consumer finance (0.6%)
Encore Capital Group, Inc. cv. company guaranty sr. unsec.
bonds 3s, 2020	2,618,000	2,266,206

PRA Group, Inc. cv. sr. unsec. unsub. bonds 3s, 2020	1,714,000	1,471,898

		3,738,104
Electronics (9.6%)
GT Advanced Technologies, Inc. cv. sr. unsec. sub. escrow
notes 3s, 2020 F	2,944,000	294

Intel Corp. cv. jr. unsec. sub. notes 3 1/4s, 2039	8,990,000	13,670,419

Microchip Technology, Inc. cv. sr. unsec. sub. bonds 1 5/8s, 2025	11,697,000	12,128,327

Micron Technology, Inc. cv. sr. unsec. bonds 3s, 2043	6,270,000	4,439,944

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	2,198,000	2,622,489

NVIDIA Corp. cv. sr. unsec. bonds 1s, 2018	6,401,000	11,405,782

NXP Semiconductors NV cv. sr. unsec. bonds 1s, 2019	8,229,000	9,319,343

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	7,712,000	8,198,820

TTM Technologies, Inc. cv. sr. unsec. notes 1 3/4s, 2020	3,495,000	3,119,288

		64,904,706
Energy (oil field) (0.9%)
Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	3,239,000	1,983,888

SEACOR Holdings, Inc. cv. sr. unsec. unsub. bonds 2 1/2s, 2027	3,928,000	3,832,255

		5,816,143
Entertainment (1.8%)
Live Nation Entertainment, Inc. cv. sr. unsec. bonds 2 1/2s, 2019	10,653,000	10,606,393

TiVo, Inc. cv. sr. unsec. bonds 2s, 2021	1,452,000	1,422,960

		12,029,353
Financial (0.9%)
Radian Group, Inc. cv. sr. unsec. notes 2 1/4s, 2019	4,880,000	6,167,100

		6,167,100
Health-care services (2.5%)
Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	6,452,000	6,415,708

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	3,819,000	4,546,997

Medidata Solutions, Inc. cv. sr. unsec. notes 1s, 2018	5,418,000	5,699,059

		16,661,764

Convertible Securities Fund	19

CONVERTIBLE BONDS AND NOTES (68.3%)* cont.	Principal amount	Value

Homebuilding (0.4%)
Lennar Corp. 144A cv. company guaranty sr. unsec. notes
2 3/4s, 2020	$1,184,000	$2,433,860

		2,433,860
Insurance (0.9%)
Fidelity National Financial, Inc. cv. sr. unsec. unsub. notes
4 1/4s, 2018	3,305,000	5,804,406

		5,804,406
Manufacturing (0.7%)
General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	7,566,000	5,003,018

		5,003,018
Media (1.1%)
Liberty Interactive, LLC cv. sr. unsec. unsub. bonds 0 3/4s, 2043	4,404,000	7,588,643

		7,588,643
Medical technology (2.2%)
China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2016 (China) (In default) † F	3,213,000	257,040

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	3,544,000	248,080

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s,
3/1/18) 2042 ††	4,390,000	5,550,606

Insulet Corp. cv. sr. unsec. notes 2s, 2019	3,660,000	3,611,963

Wright Medical Group, Inc. cv. sr. unsec. notes 2s, 2020	5,606,000	5,329,204

		14,996,893
Oil and gas (2.0%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	6,599,000	4,256,355

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	3,967,000	1,995,897

Stone Energy Corp. cv. company guaranty sr. unsec. sub. notes
1 3/4s, 2017	5,345,000	1,780,553

Whiting Petroleum Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1 1/4s, 2020	7,847,000	5,924,485

		13,957,290
Pharmaceuticals (4.2%)
Anacor Pharmaceuticals, Inc. 144A cv. sr. unsec. notes 2s, 2023	2,250,000	2,581,875

Impax Laboratories, Inc. 144A cv. sr. unsec. notes 2s, 2022	8,495,000	7,863,184

Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1 7/8s, 2021 (Ireland)	10,261,000	11,415,363

Teligent, Inc. cv. sr. unsec. notes 3 3/4s, 2019	4,570,000	3,761,681

TESARO, Inc. cv. sr. unsec. notes 3s, 2021	1,920,000	2,726,400

		28,348,503
Real estate (2.0%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	6,240,000	6,579,300

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	6,825,000	6,970,031

		13,549,331
Retail (0.6%)
GNC Holdings, Inc. 144A cv. company guaranty sr. unsec. notes
1 1/2s, 2020	4,763,000	3,724,071

		3,724,071

20	Convertible Securities Fund

CONVERTIBLE BONDS AND NOTES (68.3%)* cont.	Principal amount	Value

Semiconductor (1.9%)
Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	$1,523,000	$2,098,884

Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2 5/8s, 2041	4,815,000	10,951,116

		13,050,000
Shipping (1.3%)
Atlas Air Worldwide Holdings, Inc. cv. sr. unsec. bonds
2 1/4s, 2022	1,790,000	1,505,838

Scorpio Tankers, Inc. 144A cv. sr. unsec. sub. notes 2 3/8s, 2019	8,811,000	7,571,953

		9,077,791
Software (1.7%)
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0 1/4s, 2019	6,190,000	7,625,306

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	3,545,000	3,626,978

		11,252,284
Staffing (0.3%)
Monster Worldwide, Inc. cv. sr. unsec. notes 3 1/2s, 2019	2,105,000	1,952,388

		1,952,388
Technology services (5.2%)
FireEye, Inc. 144A cv. sr. unsec. notes Ser. B, 1 5/8s, 2035	5,405,000	4,459,125

j2 Global, Inc. cv. sr. unsec. notes 3 1/4s, 2029	6,115,000	6,707,391

salesforce.com, Inc. cv. sr. unsec. unsub. notes 0 1/4s, 2018	9,610,000	12,120,613

Twitter, Inc. cv. sr. unsec. unsub. bonds 1s, 2021	6,420,000	5,388,788

Yahoo!, Inc. cv. sr. unsec. bonds zero %, 2018	6,405,000	6,437,025

		35,112,942
Telecommunications (0.4%)
CalAmp Corp. 144A cv. sr. unsec. notes 1 5/8s, 2020	2,860,000	2,593,663

Powerwave Technologies, Inc. cv. unsec. sub. notes 3 7/8s, 2027
(In default) † F	5,121,000	512

		2,594,175
Tobacco (0.9%)
Vector Group, Ltd. cv. sr. unsec. sub. FRN 2 1/2s, 2019	4,355,000	6,109,368

		6,109,368
Transportation services (0.9%)
Echo Global Logistics, Inc. cv. sr. unsec. notes 2 1/2s, 2020	6,286,000	6,014,916

		6,014,916

Total convertible bonds and notes (cost $467,776,966)		$461,172,227

CONVERTIBLE PREFERRED STOCKS (25.4%)*	Shares	Value

Automotive (0.9%)
Fiat Chrysler Automobiles NV Ser. FCAU, $7.875 cv. pfd. (Italy)	88,298	$6,406,020

		6,406,020
Banking (3.4%)
Bank of America Corp. Ser. L, 7.25% cv. pfd.	6,060	7,067,475

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	12,618	15,725,183

		22,792,658
Consumer (0.6%)
Stanley Black & Decker, Inc. $6.25 cv. pfd.	31,710	3,747,805

		3,747,805
Electric utilities (2.4%)
Dominion Resources, Inc./VA $3.188 cv. pfd.	111,643	5,507,349

Exelon Corp. $3.25 cv. pfd.	219,668	10,618,751

		16,126,100

Convertible Securities Fund	21

CONVERTIBLE PREFERRED STOCKS (25.4%)* cont.	Shares	Value

Financial (1.0%)
AMG Capital Trust II $2.575 cv. pfd.	115,790	$6,665,162

		6,665,162
Food (1.4%)
Tyson Foods, Inc. $2.375 cv. pfd.	131,783	9,616,206

		9,616,206
Health-care services (1.2%)
Anthem, Inc. $2.63 cv. pfd.	177,894	8,247,166

		8,247,166
Insurance (0.7%)
Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	105,197	4,982,130

		4,982,130
Oil and gas (0.6%)
Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	3,717	139,388

Hess Corp. $4.00 cv. pfd. †	16,790	1,276,376

Southwestern Energy Co. Ser. B, $3.125 cv. pfd.	92,223	2,922,547

		4,338,311
Pharmaceuticals (5.0%)
Allergan PLC Ser. A, 5.50% cv. pfd.	24,170	19,613,713

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	15,943	14,267,869

		33,881,582
Power producers (0.5%)
Dynegy, Inc. Ser. A, $5.375 cv. pfd.	49,979	3,245,636

		3,245,636
Real estate (1.9%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	265,512	8,139,589

iStar, Inc. $2.25 cv. pfd. R	106,950	4,514,360

		12,653,949
Regional Bells (1.1%)
Frontier Communications Corp. Ser. A, $11.125 cum. cv. pfd.	69,435	7,221,240

		7,221,240
Telecommunications (4.1%)
American Tower Corp. $5.50 cv. pfd. R	116,265	11,924,138

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	69,952	7,425,405

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	125,631	8,515,269

		27,864,812
Waste Management (0.6%)
Stericycle, Inc. $5.25 cv. pfd.	49,537	3,843,070

		3,843,070

Total convertible preferred stocks (cost $174,253,056)		$171,631,847

COMMON STOCKS (1.1%)*	Shares	Value

Alphabet, Inc. Class C †	2,885	$1,999,334

Amazon.com, Inc. †	3,215	2,120,582

Brazil Ethanol, Inc. 144A (Units) † F	312,500	31

DISH Network Corp. Class A †	27,215	1,341,427

GT Advanced Technologies, Inc. † F	476	5

Gulfport Energy Corp. †	69,600	2,178,480

Total common stocks (cost $9,936,708)		$7,639,859

22	Convertible Securities Fund

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

GT Advanced Technologies, Inc. F	3/17/19	$0.00	487	$5

GT Advanced Technologies, Inc. F	3/17/19	0.00	331	3

Total warrants (cost $91,926)				$8

SHORT-TERM INVESTMENTS (3.9%)*			Shares	Value

Putnam Short Term Investment Fund 0.44% L		26,583,706		$26,583,706

Total short-term investments (cost $26,583,706)				$26,583,706

TOTAL INVESTMENTS

Total investments (cost $678,642,362)				$667,027,647

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $674,888,963.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Convertible Securities Fund	23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Communication services	$1,341,427	$—	$—

Consumer cyclicals	2,120,582	—	—

Energy	2,178,480	—	31

Technology	1,999,334	—	5

Total common stocks	7,639,823	—	36

Convertible bonds and notes	—	460,666,301	505,926

Convertible preferred stocks	4,198,923	167,432,924	—

Warrants	—	—	8

Short-term investments	26,583,706	—	—

Totals by level	$38,422,452	$628,099,225	$505,970

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Transfers between Level 1 and Level 2 during the reporting period, totaling $16,762,435, are the result of changing to a pricing service as the source for the securities prices. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24	Convertible Securities Fund

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $652,058,656)	$640,443,941
Affiliated issuers (identified cost $26,583,706) (Notes 1 and 5)	26,583,706

Dividends, interest and other receivables	3,311,828

Receivable for shares of the fund sold	372,904

Receivable for investments sold	11,842,205

Prepaid assets	43,858

Total assets	682,598,442

LIABILITIES

Payable for investments purchased	5,804,628

Payable for shares of the fund repurchased	871,150

Payable for compensation of Manager (Note 2)	337,401

Payable for custodian fees (Note 2)	8,430

Payable for investor servicing fees (Note 2)	180,955

Payable for Trustee compensation and expenses (Note 2)	237,571

Payable for administrative services (Note 2)	2,828

Payable for distribution fees (Note 2)	143,528

Other accrued expenses	122,988

Total liabilities	7,709,479

Net assets	$674,888,963

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$705,028,157

Undistributed net investment income (Note 1)	10,170,610

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(28,695,089)

Net unrealized depreciation of investments	(11,614,715)

Total — Representing net assets applicable to capital shares outstanding	$674,888,963

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($406,726,629 divided by 19,082,984 shares)	$21.31

Offering price per class A share (100/94.25 of $21.31)*	$22.61

Net asset value and offering price per class B share ($9,518,346 divided by 455,671 shares)**	$20.89

Net asset value and offering price per class C share ($57,487,555 divided by 2,729,367 shares)**	$21.06

Net asset value, offering price and redemption price per class I share
($9,018 divided by 423 shares)	$21.32

Net asset value and redemption price per class M share ($3,622,158 divided by 171,749 shares)	$21.09

Offering price per class M share (100/96.50 of $21.09)*	$21.85

Net asset value, offering price and redemption price per class R share
($4,588,117 divided by 216,214 shares)	$21.22

Net asset value, offering price and redemption price per class Y share
($192,937,140 divided by 9,055,192 shares)	$21.31

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	25

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $41,502)	$6,216,074

Interest (including interest income of $54,572 from investments in affiliated issuers) (Note 5)	4,357,348

Securities lending (Note 1)	128

Total investment income	10,573,550

EXPENSES

Compensation of Manager (Note 2)	2,288,230

Investor servicing fees (Note 2)	580,733

Custodian fees (Note 2)	7,518

Trustee compensation and expenses (Note 2)	30,656

Distribution fees (Note 2)	935,675

Administrative services (Note 2)	12,224

Other	163,379

Fees waived and reimbursed by Manager (Note 2)	(11,226)

Total expenses	4,007,189

Expense reduction (Note 2)	(654)

Net expenses	4,006,535

Net investment income	6,567,015

Net realized loss on investments (Notes 1 and 3)	(18,362,354)

Net unrealized depreciation of investments during the period	(28,554,898)

Net loss on investments	(46,917,252)

Net decrease in net assets resulting from operations	$(40,350,237)

The accompanying notes are an integral part of these financial statements.

26	Convertible Securities Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$6,567,015	$9,972,115

Net realized gain (loss) on investments
and foreign currency transactions	(18,362,354)	41,140,285

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(28,554,898)	(78,014,393)

Net decrease in net assets resulting from operations	(40,350,237)	(26,901,993)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(4,894,459)	(11,770,478)

Class B	(76,427)	(171,303)

Class C	(457,512)	(1,027,055)

Class I	(117)	(169)

Class M	(31,617)	(70,197)

Class R	(45,700)	(119,195)

Class Y	(2,582,588)	(6,766,999)

From net realized long-term gain on investments
Class A	(18,094,840)	(23,443,814)

Class B	(414,988)	(543,196)

Class C	(2,539,938)	(3,033,358)

Class I	(340)	—

Class M	(142,749)	(185,973)

Class R	(179,916)	(266,502)

Class Y	(8,567,525)	(11,391,059)

Increase (decrease) from capital share transactions (Note 4)	(117,744,548)	6,463,443

Total decrease in net assets	(196,123,501)	(79,227,848)

NET ASSETS

Beginning of period	871,012,464	950,240,312

End of period (including undistributed net investment
income of $10,170,610 and $11,692,015, respectively)	$674,888,963	$871,012,464

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Convertible Securities Fund	27

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)

Class A
April 30, 2016**	$23.37	.19	(1.16)	(.97)	(.24)	(.85)	(1.09)	—	—	$21.31	(4.19)*	$406,727	.54*[d]	.89*[d]	18*
October 31, 2015	25.60	.26	(.93)	(.67)	(.52)	(1.04)	(1.56)	—	—	23.37	(2.86)	517,495	1.06	1.04	67
October 31, 2014	23.57	.18	2.42	2.60	(.57)	—	(.57)	—	—	25.60	11.10	578,716	1.06	.72	63
October 31, 2013	20.09	.37	3.71	4.08	(.60)	—	(.60)	—[e]	—	23.57	20.62	556,643	1.08	1.69	72
October 31, 2012	18.97	.36	1.33	1.69	(.57)	—	(.57)	—[e]	—	20.09	9.07	466,910	1.11	1.87	59
October 31, 2011	19.31	.39	(.16)	.23	(.57)	—	(.57)	—[e]	—[e,f]	18.97	1.08	484,050	1.12	1.94	79

Class B
April 30, 2016**	$22.93	.11	(1.14)	(1.03)	(.16)	(.85)	(1.01)	—	—	$20.89	(4.54)*	$9,518	.91*[d]	.52*[d]	18*
October 31, 2015	25.13	.07	(.90)	(.83)	(.33)	(1.04)	(1.37)	—	—	22.93	(3.55)	11,374	1.81	.29	67
October 31, 2014	23.15	(.01)	2.38	2.37	(.39)	—	(.39)	—	—	25.13	10.27	13,228	1.81	(.04)	63
October 31, 2013	19.75	.20	3.64	3.84	(.44)	—	(.44)	—[e]	—	23.15	19.68	12,009	1.83	.95	72
October 31, 2012	18.66	.21	1.30	1.51	(.42)	—	(.42)	—[e]	—	19.75	8.22	10,315	1.86	1.10	59
October 31, 2011	18.99	.23	(.14)	.09	(.42)	—	(.42)	—[e]	—[e,f]	18.66	.40	12,281	1.87	1.19	79

Class C
April 30, 2016**	$23.11	.11	(1.15)	(1.04)	(.16)	(.85)	(1.01)	—	—	$21.06	(4.56)*	$57,488	.91*[d]	.52*[d]	18*
October 31, 2015	25.32	.07	(.91)	(.84)	(.33)	(1.04)	(1.37)	—	—	23.11	(3.54)	72,536	1.81	.30	67
October 31, 2014	23.33	(.01)	2.39	2.38	(.39)	—	(.39)	—	—	25.32	10.27	73,451	1.81	(.06)	63
October 31, 2013	19.90	.20	3.67	3.87	(.44)	—	(.44)	—[e]	—	23.33	19.68	50,931	1.83	.93	72
October 31, 2012	18.79	.21	1.32	1.53	(.42)	—	(.42)	—[e]	—	19.90	8.24	38,875	1.86	1.10	59
October 31, 2011	19.13	.24	(.16)	.08	(.42)	—	(.42)	—[e]	—[e,f]	18.79	.32	53,696	1.87	1.19	79

Class I
April 30, 2016**	$23.38	.24	(1.16)	(.92)	(.29)	(.85)	(1.14)	—	—	$21.32	(3.99)*	$9	.34*[d]	1.08*[d]	18*
October 31, 2015†	25.33	.25	(1.77)	(1.52)	(.43)	—	(.43)	—	—	23.38	(6.05)*	9	.45*	.98*	67

Class M
April 30, 2016**	$23.14	.14	(1.15)	(1.01)	(.19)	(.85)	(1.04)	—	—	$21.09	(4.42)*	$3,622	.79*[d]	.64*[d]	18*
October 31, 2015	25.35	.13	(.91)	(.78)	(.39)	(1.04)	(1.43)	—	—	23.14	(3.32)	3,951	1.56	.54	67
October 31, 2014	23.35	.05	2.40	2.45	(.45)	—	(.45)	—	—	25.35	10.54	4,583	1.56	.21	63
October 31, 2013	19.91	.26	3.67	3.93	(.49)	—	(.49)	—[e]	—	23.35	20.01	3,885	1.58	1.20	72
October 31, 2012	18.81	.26	1.31	1.57	(.47)	—	(.47)	—[e]	—	19.91	8.49	3,406	1.61	1.36	59
October 31, 2011	19.14	.29	(.16)	.13	(.46)	—	(.46)	—[e]	—[e,f]	18.81	.61	3,546	1.62	1.46	79

Class R
April 30, 2016**	$23.28	.16	(1.16)	(1.00)	(.21)	(.85)	(1.06)	—	—	$21.22	(4.32)*	$4,588	.67*[d]	.77*[d]	18*
October 31, 2015	25.50	.20	(.93)	(.73)	(.45)	(1.04)	(1.49)	—	—	23.28	(3.09)	4,972	1.31	.79	67
October 31, 2014	23.48	.12	2.41	2.53	(.51)	—	(.51)	—	—	25.50	10.83	6,569	1.31	.46	63
October 31, 2013	20.02	.31	3.70	4.01	(.55)	—	(.55)	—[e]	—	23.48	20.30	5,617	1.33	1.43	72
October 31, 2012	18.91	.31	1.32	1.63	(.52)	—	(.52)	—[e]	—	20.02	8.78	4,059	1.36	1.61	59
October 31, 2011	19.24	.34	(.15)	.19	(.52)	—	(.52)	—[e]	—[e,f]	18.91	.88	3,595	1.37	1.69	79

Class Y
April 30, 2016**	$23.37	.22	(1.16)	(.94)	(.27)	(.85)	(1.12)	—	—	$21.31	(4.07)*	$192,937	.42*[d]	1.02*[d]	18*
October 31, 2015	25.59	.32	(.92)	(.60)	(.58)	(1.04)	(1.62)	—	—	23.37	(2.57)	260,676.81		1.30	67
October 31, 2014	23.56	.24	2.42	2.66	(.63)	—	(.63)	—	—	25.59	11.38	273,693.81		.95	63
October 31, 2013	20.08	.42	3.72	4.14	(.66)	—	(.66)	—[e]	—	23.56	20.93	196,399.83		1.89	72
October 31, 2012	18.97	.41	1.32	1.73	(.62)	—	(.62)	—[e]	—	20.08	9.28	106,584.86		2.12	59
October 31, 2011	19.30	.44	(.15)	.29	(.62)	—	(.62)	—[e]	—[e,f]	18.97	1.40	106,207.87		2.17	79

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28	Convertible Securities Fund	Convertible Securities Fund	29

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 3, 2015 (commencement of operations) to October 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

30	Convertible Securities Fund

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Convertible Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek, with equal emphasis, current income and capital appreciation. The fund’s secondary goal is conservation of capital. The fund invests mainly in convertible securities of U.S. companies. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in convertible securities. This policy may be changed only after 60 days’ notice to shareholders. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A significant portion of the convertible securities the fund buys are below-investment-grade (sometimes referred to as “junk bonds”). The convertible bonds the fund buys usually have intermediate-to long-term stated maturities (three years or longer), but often contain “put” features, which allow bondholders to sell the bond back to the company under specified circumstances, that result in shorter effective maturities. When deciding whether to buy or sell investments, Putnam Management may consider, among other factors: (i) a security’s structural features, such as its position in a company’s capital structure and “put” and “call” features (a company’s right to repurchase the security under specified circumstances is a “call” feature); (ii) credit and prepayment risks; and (iii) with respect to a company’s common stock underlying a convertible security, the stock’s valuation and the company’s financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends.

The fund offers class A, class B, class C, class I, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class I shares, bear a lower investor servicing fee, which is identified in Note 2. Class I and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Convertible Securities Fund	31

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

32	Convertible Securities Fund

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $680,654,273, resulting in gross unrealized appreciation and depreciation of $51,302,927 and $64,929,553, respectively, or net unrealized depreciation of $13,626,626.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the

Convertible Securities Fund	33

fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period, Putnam Management voluntarily waived $11,226.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class I shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$348,191	Class M	2,857

Class B	8,016	Class R	3,605

Class C	49,105	Class Y	168,959

Class I	—*	Total	$580,733

* Amount is less than $1.00.

34	Convertible Securities Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $508 under the expense offset arrangements and by $146 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $500, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$549,800	Class M	13,521

Class B	50,622	Class R	11,372

Class C	310,360	Total	$935,675

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,211 and $52 from the sale of class A and class M shares, respectively, and received $1,891 and $730 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$126,452,190	$257,703,222

U.S. government securities (Long-term)	—	—

Total	$126,452,190	$257,703,222

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Convertible Securities Fund	35

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	579,223	$12,405,036	5,147,073	$127,707,042

Shares issued in connection with
reinvestment of distributions	998,051	21,464,378	1,318,459	32,346,483

	1,577,274	33,869,414	6,465,532	160,053,525

Shares repurchased	(4,634,178)	(97,651,569)	(6,934,959)	(171,500,072)

Net decrease	(3,056,904)	$(63,782,155)	(469,427)	$(11,446,547)

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	33,723	$728,240	73,662	$1,790,142

Shares issued in connection with
reinvestment of distributions	15,673	330,782	20,180	487,042

	49,396	1,059,022	93,842	2,277,184

Shares repurchased	(89,781)	(1,860,899)	(124,121)	(2,991,491)

Net decrease	(40,385)	$(801,877)	(30,279)	$(714,307)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	112,885	$2,397,267	655,888	$16,094,634

Shares issued in connection with
reinvestment of distributions	100,481	2,138,575	111,027	2,698,190

	213,366	4,535,842	766,915	18,792,824

Shares repurchased	(622,790)	(13,021,703)	(528,646)	(12,827,775)

Net increase (decrease)	(409,424)	$(8,485,861)	238,269	$5,965,049

			For the period 3/3/15
			(commencement of operations)
	Six months ended 4/30/16		to 10/31/15

Class I	Shares	Amount	Shares	Amount

Shares sold	—	$—	395	$10,000

Shares issued in connection with
reinvestment of distributions	21	457	7	169

	21	457	402	10,169

Shares repurchased	—	—	—	—

Net increase	21	$457	402	$10,169

36	Convertible Securities Fund

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	7,482	$154,005	18,853	$466,635

Shares issued in connection with
reinvestment of distributions	8,115	172,795	10,266	249,813

	15,597	326,800	29,119	716,448

Shares repurchased	(14,574)	(300,569)	(39,160)	(972,561)

Net increase (decrease)	1,023	$26,231	(10,041)	$(256,113)

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	35,840	$759,569	80,137	$1,964,692

Shares issued in connection with
reinvestment of distributions	9,360	200,428	14,900	364,624

	45,200	959,997	95,037	2,329,316

Shares repurchased	(42,569)	(903,294)	(139,102)	(3,336,956)

Net increase (decrease)	2,631	$56,703	(44,065)	$(1,007,640)

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,451,257	$30,902,369	4,910,078	$122,223,808

Shares issued in connection with
reinvestment of distributions	400,413	8,603,897	556,282	13,626,388

	1,851,670	39,506,266	5,466,360	135,850,196

Shares repurchased	(3,952,326)	(84,264,312)	(5,005,918)	(121,937,364)

Net increase (decrease)	(2,100,656)	$(44,758,046)	460,442	$13,912,832

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class I	423	100%	$9,018

Note 5: Affiliated Transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$43,173,386	$149,424,943	$166,014,623	$54,572	$26,583,706

Totals	$43,173,386	$149,424,943	$166,014,623	$54,572	$26,583,706

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Convertible Securities Fund	37

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	400

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Equity contracts	Investments	$8	Payables	$—

Total		$8		$—

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no realized gains or losses on derivative instruments):

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$(91,918)	$(91,918)

Total	$(91,918)	$(91,918)

38	Convertible Securities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Convertible Securities Fund	39

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

40	Convertible Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Convertible Securities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

## A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

## A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

## A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA019
300664 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Convertible Securities Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016